EXHIBIT 4


                            POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby makes, constitutes and appoints each of Paul M. Montrone and Paul M. Meister, acting individually, as such person's true and lawful attorney-in-fact and agent with full power of substitution and revocation for such person and in such person's name, place and stead, in any and all capacities, to execute, acknowledge, deliver and file any and all filings required by Sections 13 and 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, and requisite documents in connection with such filings, including joint filing agreements, respecting securities of Fisher Scientific International Inc., a Delaware corporation, that the undersigned beneficially owns, including but not limited to Schedule 13Ds, Schedule 13Gs, Form 3s, Form 4s and Form 5s and any amendments thereto.

         This power of attorney shall be valid with respect to any of the undersigned from the date hereof until revoked by such person.

         IN WITNESS WHEREOF, each of the undersigned has executed this instrument as of the 2nd day of February, 1998.



                                    By: /s/  Denis N. Maiorani
                                        ________________________
                                        Name:  Denis N. Maiorani



                                    By: /s/ Anthony J. Fazzini
                                         ________________________
                                         Name:  Anthony J. Fazzini



                                    By:  /s/ Steven Shulman
                                         ________________________
                                         Name:  Steven Shulman



                                    By:  /s/ Kevin P. Clark
                                         ________________________
                                         Name:  Kevin P. Clark



                                    By:  /s/ John Sasso
                                         ________________________
                                         Name:  John Sasso



                                    By:  /s/ Paul F. Patek
                                         ________________________
                                         Name:  Paul F. Patek



                                    By:  /s/ Robert J. Forte
                                         ________________________
                                         Name:  Robert J. Forte



                                    By:  /s/ Todd M. DuChene
                                         ________________________
                                         Name:  Todd M. DuChene



                                    By:  /s/ Thomas Rea
                                         ________________________
                                         Name:  Thomas Rea



                                    By:  /s/ Jeffrey G. Gleason
                                         ________________________
                                         Name:  Jeffrey G. Gleason



                                    By:  /s/ Lee Hood
                                         ________________________
                                         Name:  Lee Hood



                                    By:  /s/ Thomas William Baugh
                                         ________________________
                                         Name:  Thomas William Baugh


                                    By:  /s/ Thomas  Evangelisa
                                         ________________________
                                         Name:  Thomas  Evangelisa



                                    By:  /s/ Michael S. Varty
                                         ________________________
                                         Name:  Michael S. Varty



                                    By:  /s/ Robert Lazano
                                         ________________________
                                         Name:  Robert Lazano



                                    By:  /s/ Charles V. Wozniak
                                         ________________________
                                         Name:  Charles V. Wozniak



                                    By:  /s/ Richard Horner
                                         ________________________
                                         Name:  Richard Horner



                                    By:  /s/ Neil J. Perlman
                                         ________________________
                                         Name:  Neil J. Perlman



                                    By:  /s/ J. Michael Brown
                                         ________________________
                                         Name:  J. Michael Brown



                                    By:  /s/ Michael D. Toner
                                         ________________________
                                         Name:  Michael D. Toner



                                    By:  /s/ Steven C. Smith
                                         ________________________
                                         Name:  Steven C. Smith



                                    By:  /s/ Frederick Von Rein
                                         ________________________
                                         Name:  Frederick Von Rein



                                    By:  /s/ Bruce H. Nemec
                                         ________________________
                                         Name:  Bruce H. Nemec



                                    By:  /s/ Richard J. Thompson
                                         ________________________
                                         Name:  Richard J. Thompson



                                    By:  /s/ Cory L. Stevenson
                                         ________________________
                                         Name:  Cory L. Stevenson



                                    By:  /s/ Michael S. Daigle
                                         ________________________
                                         Name:  Michael S. Daigle



                                    By:  /s/ Thomas C. Shields
                                         ________________________
                                         Name:  Thomas C. Shields



                                    By:  /s/ Joseph P. Bolduc
                                         ________________________
                                         Name:  Joseph P. Bolduc



                                    By:  /s/ Richard A. Lukianuk
                                         ________________________
                                         Name:  Richard A. Lukianuk



                                    By:  /s/ Donald C. Mueller
                                         ________________________
                                         Name:  Donald C. Mueller



                                    By:  /s/ Ravindran Govindan
                                         ________________________
                                         Name:  Ravindran Govindan



                                    By:  /s/ J. Bradley Mahood
                                         ________________________
                                         Name:  J. Bradley Mahood



                                    By:  /s/ John M. Sikora
                                         ________________________
                                         Name:  John M. Sikora



                                    By:  /s/ Richard D. Federico
                                         ________________________
                                         Name:  Richard D. Federico



                                    By:  /s/ Aiden Harney
                                         ________________________
                                         Name:  Aiden Harney



                                    By:  /s/ Gary B. Holcomb
                                         ________________________
                                         Name:  Gary B. Holcomb



                                    By:  /s/ Thomas Schroeder
                                         ________________________
                                         Name:  Thomas Schroeder



                                    By:  /s/ Philip Kneisel
                                         ________________________
                                         Name:  Philip Kneisel



                                    By:  /s/ Joyce Papa
                                         ________________________
                                         Name:  Joyce Papa



                                    By:  /s/ Michael J. Harper
                                         ________________________
                                         Name:  Michael J. Harper



                                    By:  /s/ Brian T. Olsavsky
                                         ________________________
                                         Name:  Brian T. Olsavsky



                                    By:  /s/ James P. Whelan
                                         ________________________
                                         Name:  James P. Whelan



                                    By:  /s/ Michael J. Czajkowski
                                         ________________________
                                         Name:  Michael J. Czajkowski



                                    By:  /s/ Bradford L. Donovan
                                         ________________________
                                         Name:  Bradford L. Donovan



                                    By:  /s/ Fernando H. M. Claudio
                                         ________________________
                                         Name:  Fernando H. M. Claudio



                                    By:  /s/ Ronald Neiger
                                         ________________________
                                         Name:  Ronald Neiger



                                    By:  /s/ Albert E. Strausser
                                         ________________________
                                         Name:  Albert E. Strausser



                                    By:  /s/ A. Christian Muns
                                         ________________________
                                         Name:  A. Christian Muns



                                    By:  /s/ Jeffrey C. Yehle
                                         ________________________
                                         Name:  Jeffrey C. Yehle



                                    By:  /s/ David Topetcher
                                         ________________________
                                         Name:  David Topetcher



                                    By:  /s/ Tony Zigrossi
                                         ________________________
                                         Name:  Tony Zigrossi



                                    By:  /s/ Davis Lacina
                                         ________________________
                                         Name:  Davis Lacina



                                    By:  /s/ Anthony David Matthews
                                         ________________________
                                         Name:  Anthony David Matthews



                                    By:  /s/ Charles Rohlmeier
                                         ________________________
                                         Name:  Charles Rohlmeier



                                    By:  /s/ James A. Maynard
                                         ________________________
                                         Name:  James A. Maynard



                                    By:  /s/ Michael Cardone
                                         ________________________
                                         Name:  Michael Cardone



                                    By:  /s/ Thomas E. Mahone
                                         ________________________
                                         Name:  Thomas E. Mahone



                                    By:  /s/ Douglas J. Dowd
                                         ________________________
                                         Name:  Douglas J. Dowd



                                    By:  /s/ Linda Borek
                                         ________________________
                                         Name:  Linda Borek



                                    By:  /s/ Kenneth J. Hessler
                                         ________________________
                                         Name:  Kenneth J. Hessler



                                    By:  /s/ Carolyn J. Miller
                                         ________________________
                                         Name:  Carolyn J. Miller



                                    By:  /s/ Michael P. Caffrey
                                         ________________________
                                         Name:  Michael P. Caffrey



                                    By:  /s/ Carlton G. Stott
                                         ________________________
                                         Name:  Carlton G. Stott



                                    By:  /s/ Louis J. D'Angelo
                                         ________________________
                                         Name:  Louis J. D'Angelo



                                    By:  /s/ John H. Freund
                                         ________________________
                                         Name:  John H. Freund



                                    By:  /s/ Robert Kovar
                                         ________________________
                                         Name:  Robert Kovar



                                    By:  /s/ Paul Descheneaux
                                         ________________________
                                         Name:  Paul Descheneaux



                                    By:  /s/ Frank Bauermeister
                                         ________________________
                                         Name:  Frank Bauermeister



                                    By:  /s/ Kevin Mulvihill
                                         ________________________
                                         Name:  Kevin Mulvihill



                                    By:  /s/ John Daniels
                                         ________________________
                                         Name:  John Daniels



                                    By:  /s/ James Lindenfeld
                                         ________________________
                                         Name:  James Lindenfeld



                                    By:  /s/ Khoon Huat Law
                                         ________________________
                                         Name:  Khoon Huat Law



                                    By:  /s/ Gregory Sargen
                                         ________________________
                                         Name:  Gregory Sargen



                                    By:  /s/ Christine Ebken
                                         ________________________
                                         Name:  Christine Ebken